Quarterly Holdings Report
for
Fidelity Advisor Freedom® Income Fund
June 30, 2023
AFF-NPRT1-0823
1.818360.118
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.19% to 5.19% 7/27/23 (b) (Cost $278,959)	280,000	279,064

Domestic Equity Funds - 7.2%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	105,026	1,552,279
Fidelity Advisor Series Growth Opportunities Fund (c)	95,781	1,096,692
Fidelity Advisor Series Small Cap Fund (c)	53,413	616,918
Fidelity Series All-Sector Equity Fund (c)	54,119	561,213
Fidelity Series Commodity Strategy Fund (c)	13,118	1,269,821
Fidelity Series Large Cap Stock Fund (c)	119,597	2,260,386
Fidelity Series Large Cap Value Index Fund (c)	16,698	241,627
Fidelity Series Opportunistic Insights Fund (c)	78,297	1,344,359
Fidelity Series Small Cap Core Fund (c)	437	4,490
Fidelity Series Small Cap Opportunities Fund (c)	58,628	755,128
Fidelity Series Stock Selector Large Cap Value Fund (c)	113,072	1,422,450
Fidelity Series Value Discovery Fund (c)	98,281	1,456,529
TOTAL DOMESTIC EQUITY FUNDS (Cost $9,883,708)		12,581,892

International Equity Funds - 13.3%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	96,687	1,378,755
Fidelity Series Emerging Markets Fund (c)	194,068	1,612,708
Fidelity Series Emerging Markets Opportunities Fund (c)	508,148	8,613,106
Fidelity Series International Growth Fund (c)	221,380	3,637,269
Fidelity Series International Small Cap Fund (c)	57,590	934,690
Fidelity Series International Value Fund (c)	328,688	3,635,284
Fidelity Series Overseas Fund (c)	290,166	3,638,681
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $18,633,183)		23,450,493

Bond Funds - 68.1%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	3,700,121	34,892,143
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	19,587	154,738
Fidelity Series Emerging Markets Debt Fund (c)	123,321	912,578
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	32,109	301,822
Fidelity Series Floating Rate High Income Fund (c)	18,385	164,730
Fidelity Series High Income Fund (c)	114,667	939,122
Fidelity Series International Credit Fund (c)	14,790	114,034
Fidelity Series International Developed Markets Bond Index Fund (c)	798,567	6,851,708
Fidelity Series Investment Grade Bond Fund (c)	6,894,358	68,598,862
Fidelity Series Long-Term Treasury Bond Index Fund (c)	1,078,839	6,494,610
Fidelity Series Real Estate Income Fund (c)	26,229	251,275
TOTAL BOND FUNDS (Cost $131,050,137)		119,675,622

Short-Term Funds - 11.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	224,727	224,772
Fidelity Series Government Money Market Fund 5.17% (c)(e)	15,658,944	15,658,944
Fidelity Series Short-Term Credit Fund (c)	405,445	3,896,326
TOTAL SHORT-TERM FUNDS (Cost $19,894,060)		19,780,042

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $179,740,047)	175,767,113
NET OTHER ASSETS (LIABILITIES) - 0.0%	(58,397)
NET ASSETS - 100.0%	175,708,716

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	35	Sep 2023	3,929,297	(69,028)	(69,028)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	40	Sep 2023	4,283,750	(64,820)	(64,820)

TOTAL PURCHASED					(133,848)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	6	Sep 2023	1,346,475	(27,922)	(27,922)
ICE MSCI EAFE Index Contracts (United States)	8	Sep 2023	862,200	(6,399)	(6,399)
ICE MSCI Emerging Markets Index Contracts (United States)	34	Sep 2023	1,696,430	17,637	17,637

TOTAL SOLD					(16,684)

TOTAL FUTURES CONTRACTS					(150,532)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.3%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $279,064.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	261,985	1,003,802	1,041,015	3,737	-	-	224,772	0.0%
Total	261,985	1,003,802	1,041,015	3,737	-	-	224,772

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,574,496	23,576	221,512	-	4,382	171,337	1,552,279
Fidelity Advisor Series Growth Opportunities Fund	1,113,405	16,719	178,663	-	(15,916)	161,147	1,096,692
Fidelity Advisor Series Small Cap Fund	609,910	44,446	62,091	-	2,193	22,460	616,918
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	35,490,220	813,226	1,189,756	-	(39,930)	(181,617)	34,892,143
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	161,510	2,719	6,125	23	(609)	(2,757)	154,738
Fidelity Series All-Sector Equity Fund	568,233	8,574	68,964	-	9,016	44,354	561,213
Fidelity Series Canada Fund	1,383,535	46,583	104,587	-	2,588	50,636	1,378,755
Fidelity Series Commodity Strategy Fund	1,235,432	107,076	42,895	-	(28,440)	(1,352)	1,269,821
Fidelity Series Emerging Markets Debt Fund	909,632	29,815	32,933	13,668	(2,621)	8,685	912,578
Fidelity Series Emerging Markets Debt Local Currency Fund	307,883	4,554	19,563	-	(1,657)	10,605	301,822
Fidelity Series Emerging Markets Fund	1,425,883	157,643	-	-	-	29,182	1,612,708
Fidelity Series Emerging Markets Opportunities Fund	8,964,994	-	604,597	-	(43,950)	296,659	8,613,106
Fidelity Series Floating Rate High Income Fund	162,874	6,334	6,125	3,638	(97)	1,744	164,730
Fidelity Series Government Money Market Fund 5.17%	15,646,209	776,013	763,278	195,837	-	-	15,658,944
Fidelity Series High Income Fund	942,397	28,681	33,076	14,120	(1,760)	2,880	939,122
Fidelity Series International Credit Fund	114,204	866	-	866	-	(1,036)	114,034
Fidelity Series International Developed Markets Bond Index Fund	6,979,674	205,767	245,102	97,813	(20,535)	(68,096)	6,851,708
Fidelity Series International Growth Fund	3,658,729	55,062	221,846	-	16,834	128,490	3,637,269
Fidelity Series International Small Cap Fund	998,879	15,151	92,030	-	(24,893)	37,583	934,690
Fidelity Series International Value Fund	3,587,878	123,809	227,385	-	9,143	141,839	3,635,284
Fidelity Series Investment Grade Bond Fund	69,773,392	2,062,317	2,274,989	678,509	(133,939)	(827,919)	68,598,862
Fidelity Series Large Cap Stock Fund	2,266,968	34,293	196,979	-	48,701	107,403	2,260,386
Fidelity Series Large Cap Value Index Fund	236,686	13,732	18,988	-	795	9,402	241,627
Fidelity Series Long-Term Treasury Bond Index Fund	6,691,413	214,885	207,372	49,058	(52,428)	(151,888)	6,494,610
Fidelity Series Opportunistic Insights Fund	1,357,800	20,362	164,767	-	(421)	131,385	1,344,359
Fidelity Series Overseas Fund	3,655,275	56,050	235,350	-	(12,746)	175,452	3,638,681
Fidelity Series Real Estate Income Fund	308,013	9,064	68,090	4,603	(3,251)	5,539	251,275
Fidelity Series Short-Term Credit Fund	3,952,596	86,398	126,577	26,537	(2,230)	(13,861)	3,896,326
Fidelity Series Small Cap Core Fund	-	4,260	-	2	-	230	4,490
Fidelity Series Small Cap Opportunities Fund	750,554	36,756	72,243	-	2,951	37,110	755,128
Fidelity Series Stock Selector Large Cap Value Fund	1,418,417	47,683	107,865	-	3,457	60,758	1,422,450
Fidelity Series Value Discovery Fund	1,449,583	48,139	84,084	-	964	41,927	1,456,529
	177,696,674	5,100,553	7,677,832	1,084,674	(284,399)	428,281	175,263,277

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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